UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 6, 2009

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 6, 2009, Sun Home Services, Inc. (“SHS”), a subsidiary of Sun Communities, Inc. (the “Company”), entered into a Ten Million Dollar ($10,000,000) manufactured home floorplan financing facility with 21st Mortgage Corporation (the “Facility”). The Company guaranteed repayment of the Facility. The Facility provided Six Million Dollars ($6,000,000) to refinance SHS’s current inventory, with future advances to finance the acquisition of Clayton Home products. The Facility has a committed term of one (1) year; thereafter, advances are discretionary and terms are subject to change. The interest rate is the Wall Street Journal prime rate (with a floor of 6%) plus 1% per annum. Interest is payable monthly, and principal in respect of a unit of inventory is payable (i) in full for a unit of inventory, when the unit is sold; (ii) in full for a unit of inventory, upon demand, upon expiration of the manufacturer’s repurchase obligation for such unit; and (iii) for a unit of inventory after three hundred sixty one (361) days, principal curtailments of 2% per month. A Documentation, Handling and Inspection Fee of eighty five dollars ($85) per location is payable monthly. A prepayment penalty of 5% of the outstanding balance of the Facility is payable if the Facility is refinanced during the first year. This brief description of the Facility is qualified in its entirety by reference to the full text of the respective agreements attached as Exhibits 10.1 through 10.3, and each is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
10.1	Inventory Security Agreement and Power of Attorney dated as of March 6, 2009, executed by and between Sun Home Services, Inc. and 21st MORTGAGE CORPORATION
10.2	Terms Schedule dated as of March 6, 2009, executed by and between Sun Home Services, Inc. and 21st MORTGAGE CORPORATION
10.3	Guaranty, dated as of March 6, 2009, executed by Sun Communities, Inc. to and for the benefit of 21st MORTGAGE CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: March 12, 2009	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
10.1	Inventory Security Agreement and Power of Attorney dated as of March 6, 2009, executed by and between Sun Home Services, Inc. and 21st MORTGAGE CORPORATION
10.2	Terms Schedule dated as of March 6, 2009, executed by and between Sun Home Services, Inc. and 21st MORTGAGE CORPORATION
10.3	Guaranty, dated as of March 6, 2009, executed by Sun Communities, Inc. to and for the benefit of 21st MORTGAGE CORPORATION